                                                                    Exhibit 1(v)

                    SECOND AMENDMENT DATED APRIL 18, 2006 TO

                  JANUS ASPEN SERIES AMENDED AND RESTATED TRUST

                         INSTRUMENT DATED MARCH 18, 2003

                          AND AMENDED DECEMBER 29, 2005

      Pursuant to authority granted by the Trustees, Schedule A of the Amended and Restated Trust Instrument, as amended, is further amended effective May 1, 2006 as follows, to reflect the redesignation of Core Equity Portfolio to "Fundamental Equity Portfolio."

                                   SCHEDULE A

Series of the Trust                            Available Classes
----------------------------------             --------------------
Balanced Portfolio                             Institutional Shares
                                               Service Shares

Flexible Bond Portfolio                        Institutional Shares
                                               Service Shares

Foreign Stock Portfolio                        Service Shares

Forty Portfolio                                Institutional Shares
                                               Service Shares

Fundamental Equity Portfolio                   Institutional Shares
                                               Service Shares

Global Life Sciences Portfolio                 Institutional Shares
                                               Service Shares

Global Technology Portfolio                    Institutional Shares
                                               Service Shares
                                               Service II Shares

Growth and Income Portfolio                    Institutional Shares
                                               Service Shares

International Growth Portfolio                 Institutional Shares
                                               Service Shares
                                               Service II Shares

Large Cap Growth Portfolio                                             Institutional Shares
                                                                       Service Shares

Mid Cap Growth Portfolio                                               Institutional Shares
                                                                       Service Shares

Mid Cap Value Portfolio                                                Institutional Shares
                                                                       Service Shares

Money Market Portfolio                                                 Institutional Shares

Janus Aspen INTECH Risk-Managed Core Portfolio                         Service Shares

Janus Aspen INTECH Risk-Managed Growth Portfolio                       Service Shares

Small Company Value Portfolio                                          Service Shares

Worldwide Growth Portfolio                                             Institutional Shares
                                                                       Service Shares
                                                                       Service II Shares

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